Exhibit 99.1
KELLY SERVICES REPORTS 3rd QUARTER 2011 RESULTS
TROY, MI (November 9, 2011) — Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the third quarter.
Carl T. Camden, President and Chief Executive Officer, announced revenue for the third quarter of 2011 totaled $1.4 billion, a 10% increase compared to the corresponding quarter in 2010.
Earnings from operations for the third quarter of 2011 totaled $22 million, compared to earnings from operations of $14 million reported for the third quarter of 2010.
Diluted earnings per share from continuing operations in the third quarter of 2011 were $0.52 compared to third quarter 2010 earnings of $0.26 per share.
In view of the economic challenges, Camden called Kelly’s third quarter performance solid and particularly encouraging. “We are seeing continued demand for temporary staffing services ahead of last year. Today’s employers are seeking greater workforce flexibility as they adapt to new market realities, and Kelly is in an excellent position to provide customized solutions – particularly through outsourcing and consulting, and highly skilled professional and technical services. When coupled with our leaner cost structure, that business mix has the potential to accelerate profit growth going forward.”
In conjunction with its third quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on November 9, to review the results and answer questions. The call may be accessed in one of the following ways:
Via the Telephone:

U.S.	1 800 288 9626
International	1 651 291 5254
The pass code is Kelly Services
Via the Internet:
The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing, changing market and economic conditions, our ability to achieve our business strategy, including our ability to successfully expand into new markets and service lines, material changes in demand from or loss of large corporate customers, impairment charges initiated by adverse industry or market developments, unexpected termination of customer contracts, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits, liability for improper disclosure of sensitive or private employee information, unexpected changes in claim trends on workers’ compensation and benefit plans, our ability to maintain specified financial covenants in our bank facilities, our ability to access credit markets and continued availability of financing for funding working capital, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to retain the services of our senior management, local management and field personnel, the impact of changes in laws and regulations (including federal, state and international tax laws and the upcoming expiration of the U.S. work opportunity credit program), the net financial impact of recent U.S. healthcare legislation on our business, risks associated with conducting business in foreign countries, including foreign currency fluctuations, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.
About Kelly Services
Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions. Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire and direct-hire basis. Serving clients around the globe, Kelly provides employment to more than 530,000 employees annually. Revenue in 2010 was $5.0 billion. Visit www.kellyservices.com and connect with us on facebook.com/kellyservices, linkedin.com/companies/kelly-services and twitter.com/kellyservices.
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ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED OCTOBER 2, 2011 AND OCTOBER 3, 2010
(UNAUDITED)
(In millions of dollars except per share data)

	2011	2010	Change		% Change

Revenue from services	$1,409.8	$1,284.7	$125.1		9.7%

Cost of services	1,181.2	1,077.5	103.7		9.6

Gross profit	228.6	207.2	21.4		10.4

Selling, general and administrative expenses	206.5	192.9	13.6		7.1

Earnings from operations	22.1	14.3	7.8		54.7

Other income (expense), net	1.0	(1.5)	2.5		161.7

Earnings from continuing operations before taxes	23.1	12.8	10.3		80.2

Income taxes	3.4	3.2	0.2		4.6

Earnings from continuing operations	19.7	9.6	10.1		105.6

Loss from discontinued operations, net of tax	—	—	—		NM

Net earnings	$19.7	$9.6	$10.1		105.6%

Basic earnings per share on common stock
Earnings from continuing operations	$0.52	$0.26	$0.26		100.0%
Loss from discontinued operations	—	—	—		NM
Net earnings	0.52	0.26	0.26		100.0

Diluted earnings per share on common stock
Earnings from continuing operations	$0.52	$0.26	$0.26		100.0%
Loss from discontinued operations	—	—	—		NM
Net earnings	0.52	0.26	0.26		100.0

STATISTICS:

Gross profit rate	16.2%	16.1%	0.1	pts.

Selling, general and administrative expenses:
% of revenue	14.6	15.0	(0.4)
% of gross profit	90.3	93.1	(2.8)

% Return — Earnings from operations	1.6	1.1	0.5
Earnings from continuing operations before taxes	1.6	1.0	0.6
Earnings from continuing operations	1.4	0.7	0.7
Net earnings	1.4	0.7	0.7

Effective income tax rate	14.6%	25.1%	(10.5	) pts.

Average number of shares outstanding (millions):
Basic	36.8	36.7
Diluted	36.8	36.7

Shares adjusted for nonvested restricted awards (millions):
Basic	37.8	37.0
Diluted	37.8	37.0

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED OCTOBER 2, 2011 AND OCTOBER 3, 2010
(UNAUDITED)
(In millions of dollars except per share data)

	2011	2010	Change		% Change

Revenue from services	$4,154.7	$3,624.5	$530.2		14.6%

Cost of services	3,487.8	3,046.4	441.4		14.5

Gross profit	666.9	578.1	88.8		15.4

Selling, general and administrative expenses	621.9	555.4	66.5		12.0

Asset impairments	—	1.5	(1.5)		(100.0)

Earnings from operations	45.0	21.2	23.8		112.3

Other expense, net	(0.1)	(4.7)	4.6		97.3

Earnings from continuing operations before taxes	44.9	16.5	28.4		171.3

Income taxes	4.1	5.0	(0.9)		(18.9)

Earnings from continuing operations	40.8	11.5	29.3		254.9

Loss from discontinued operations, net of tax	(1.2)	—	(1.2)		NM

Net earnings	$39.6	$11.5	$28.1		244.7%

Basic earnings per share on common stock
Earnings from continuing operations	$1.09	$0.32	$0.77		240.6%
Loss from discontinued operations	(0.03)	—	(0.03)		NM
Net earnings	1.05	0.32	0.73		228.1

Diluted earnings per share on common stock
Earnings from continuing operations	$1.09	$0.32	$0.77		240.6%
Loss from discontinued operations	(0.03)	—	(0.03)		NM
Net earnings	1.05	0.32	0.73		228.1

STATISTICS:

Gross profit rate	16.1%	16.0%	0.1	pts.

Selling, general and administrative expenses:
% of revenue	15.0	15.3	(0.3)
% of gross profit	93.3	96.1	(2.8)

% Return — Earnings from operations	1.1	0.6	0.5
Earnings from continuing operations before taxes	1.1	0.5	0.6
Earnings from continuing operations	1.0	0.3	0.7
Net earnings	1.0	0.3	0.7

Effective income tax rate	9.1%	30.6%	(21.5	) pts.

Average number of shares outstanding (millions):
Basic	36.8	35.9
Diluted	36.8	35.9

Shares adjusted for nonvested restricted awards (millions):
Basic	37.6	36.3
Diluted	37.6	36.3

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2011	2010	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$661.7	$633.3	4.5%		3.8%
Fee-based income	3.2	2.2	47.7		46.3
Gross profit	93.9	92.3	1.7		1.1
Total SG&A expenses	72.1	69.1	4.3		3.7
Earnings from operations	21.8	23.2	(5.9)

Gross profit rate	14.2%	14.6%	(0.4	) pts.
Expense rates:
% of revenue	10.9	10.9	—
% of gross profit	76.7	74.8	1.9
Operating margin	3.3	3.7	(0.4)

Americas PT
Revenue from services (including fee-based income)	$250.8	$233.6	7.4%		7.3%
Fee-based income	3.2	2.2	48.1		47.7
Gross profit	38.0	37.2	2.0		1.9
Total SG&A expenses	26.0	23.5	10.6		10.4
Earnings from operations	12.0	13.7	(12.6)

Gross profit rate	15.1%	15.9%	(0.8	) pts.
Expense rates:
% of revenue	10.4	10.1	0.3
% of gross profit	68.4	63.1	5.3
Operating margin	4.8	5.9	(1.1)

EMEA Commercial
Revenue from services (including fee-based income)	$261.0	$228.1	14.4%		2.8%
Fee-based income	6.5	4.5	45.2		33.1
Gross profit	42.2	37.2	13.4		1.7
SG&A expenses excluding restructuring charges	36.3	32.4	11.8
Restructuring charges	(0.6)	—	NM
Total SG&A expenses	35.7	32.4	10.0		(1.7)
Earnings from operations	6.5	4.8	36.7
Earnings from operations excluding restructuring charges	5.9	4.8	24.3

Gross profit rate	16.2%	16.3%	(0.1	) pts.
Expense rates (excluding restructuring charges):
% of revenue	13.9	14.2	(0.3)
% of gross profit	86.0	87.2	(1.2)
Operating margin (excluding restructuring charges)	2.3	2.1	0.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2011	2010	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$46.8	$37.1	26.3%		14.1%
Fee-based income	5.3	3.6	45.9		34.5
Gross profit	12.7	9.6	31.6		19.9
Total SG&A expenses	11.1	9.3	20.2		8.3
Earnings from operations	1.6	0.3	312.1

Gross profit rate	27.1%	26.0%	1.1	pts.
Expense rates:
% of revenue	23.8	25.0	(1.2)
% of gross profit	87.7	96.1	(8.4)
Operating margin	3.3	1.0	2.3

APAC Commercial
Revenue from services (including fee-based income)	$101.8	$88.7	14.7%		4.5%
Fee-based income	3.8	3.0	28.3		17.2
Gross profit	14.7	12.4	18.8		7.6
Total SG&A expenses	14.1	11.4	23.5		11.4
Earnings from operations	0.6	1.0	(35.5)

Gross profit rate	14.5%	14.0%	0.5	pts.
Expense rates:
% of revenue	13.8	12.8	1.0
% of gross profit	95.7	92.0	3.7
Operating margin	0.6	1.1	(0.5)

APAC PT
Revenue from services (including fee-based income)	$14.1	$8.2	72.3%		58.8%
Fee-based income	4.2	2.9	47.1		36.2
Gross profit	5.6	3.8	52.2		40.0
Total SG&A expenses	5.7	4.3	31.5		20.3
Earnings from operations	(0.1)	(0.5)	89.3

Gross profit rate	39.9%	45.2%	(5.3	) pts.
Expense rates:
% of revenue	40.4	53.0	(12.6)
% of gross profit	101.2	117.1	(15.9)
Operating margin	(0.5)	(7.7)	7.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2011	2010	Change		Change
OCG
Revenue from services (including fee-based income)	$80.7	$64.1	25.9%		24.4%
Fee-based income	10.5	6.6	60.3		53.6
Gross profit	22.2	15.4	44.1		40.4
Total SG&A expenses	22.4	19.6	14.5		10.8
Earnings from operations	(0.2)	(4.2)	94.0

Gross profit rate	27.5%	24.0%	3.5	pts.
Expense rates:
% of revenue	27.8	30.5	(2.7)
% of gross profit	101.1	127.2	(26.1)
Operating margin	(0.3)	(6.5)	6.2

Corporate Expense
SG&A expenses excluding restructuring charges	$20.1	$21.2	(4.8)%
Restructuring charges	—	2.8	(100.0)
Total SG&A expenses	20.1	24.0	(16.1)

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$1,409.8	$1,284.7	9.7%		6.1%
Fee-based income	36.7	24.9	48.5		40.1
Gross profit	228.6	207.2	10.4		6.3
SG&A expenses excluding restructuring charges	207.1	190.1	9.0
Restructuring charges	(0.6)	2.8	(120.7)
Total SG&A expenses	206.5	192.9	7.1		3.0
Earnings from operations	22.1	14.3	54.7
Earnings from operations excluding restructuring charges	21.5	17.1	25.6

Gross profit rate	16.2%	16.1%	0.1	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.7	14.8	(0.1)
% of gross profit	90.6	91.7	(1.1)
Operating margin (excluding restructuring charges)	1.5	1.3	0.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date
					Constant
					Currency
	2011	2010	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$1,985.3	$1,781.9	11.4%		10.7%
Fee-based income	8.8	6.5	36.9		35.3
Gross profit	280.1	256.5	9.2		8.5
SG&A expenses excluding restructuring charges	218.6	201.9	8.3
Restructuring charges	—	0.3	(100.0)
Total SG&A expenses	218.6	202.2	8.1		7.5
Earnings from operations	61.5	54.3	13.3
Earnings from operations excluding restructuring charges	61.5	54.6	12.6

Gross profit rate	14.1%	14.4%	(0.3	) pts.
Expense rates (excluding restructuring charges):
% of revenue	11.0	11.3	(0.3)
% of gross profit	78.0	78.7	(0.7)
Operating margin (excluding restructuring charges)	3.1	3.1	—

Americas PT
Revenue from services (including fee-based income)	$739.1	$659.1	12.1%		12.0%
Fee-based income	9.7	6.7	45.2		44.9
Gross profit	110.1	103.2	6.6		6.5
Total SG&A expenses	79.2	69.2	14.4		14.2
Earnings from operations	30.9	34.0	(9.1)

Gross profit rate	14.9%	15.7%	(0.8	) pts.
Expense rates:
% of revenue	10.7	10.5	0.2
% of gross profit	71.9	67.0	4.9
Operating margin	4.2	5.2	(1.0)

EMEA Commercial
Revenue from services (including fee-based income)	$751.3	$642.8	16.9%		6.5%
Fee-based income	18.9	14.4	30.9		20.0
Gross profit	121.8	103.8	17.3		6.6
SG&A expenses excluding restructuring charges	107.9	95.7	12.7
Restructuring charges	2.8	2.7	4.0
Total SG&A expenses	110.7	98.4	12.5		2.2
Asset impairments	—	1.5	(100.0)
Earnings from operations	11.1	3.9	187.7
Earnings from operations excluding restructuring charges	13.9	6.6	112.3

Gross profit rate	16.2%	16.1%	0.1	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.4	14.9	(0.5)
% of gross profit	88.6	92.2	(3.6)
Operating margin (excluding restructuring charges)	1.8	1.0	0.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	September Year to Date
					Constant
					Currency
	2011	2010	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$134.0	$106.4	26.0%		15.4%
Fee-based income	15.0	11.2	32.8		22.5
Gross profit	36.1	28.3	26.9		16.7
Total SG&A expenses	32.8	27.6	19.0		8.5
Earnings from operations	3.3	0.7	289.0

Gross profit rate	26.9%	26.7%	0.2	pts.
Expense rates:
% of revenue	24.5	25.9	(1.4)
% of gross profit	91.0	97.1	(6.1)
Operating margin	2.4	0.8	1.6

APAC Commercial
Revenue from services (including fee-based income)	$303.8	$253.3	19.9%		8.9%
Fee-based income	11.0	8.5	30.4		18.4
Gross profit	42.5	35.5	19.9		8.1
SG&A expenses excluding restructuring charges	41.3	32.0	29.1
Restructuring charges	—	0.5	(100.0)
Total SG&A expenses	41.3	32.5	26.9		14.2
Earnings from operations	1.2	3.0	(58.8)
Earnings from operations excluding restructuring charges	1.2	3.5	(65.2)

Gross profit rate	14.0%	14.0%	—	pts.
Expense rates (excluding restructuring charges):
% of revenue	13.6	12.6	1.0
% of gross profit	97.2	90.3	6.9
Operating margin (excluding restructuring charges)	0.4	1.4	(1.0)

APAC PT
Revenue from services (including fee-based income)	$39.1	$23.6	65.5%		52.1%
Fee-based income	12.2	7.6	63.1		50.3
Gross profit	16.2	10.1	61.5		48.1
Total SG&A expenses	17.8	12.0	48.9		36.1
Earnings from operations	(1.6)	(1.9)	15.7

Gross profit rate	41.5%	42.5%	(1.0	) pts.
Expense rates:
% of revenue	45.7	50.8	(5.1)
% of gross profit	110.2	119.6	(9.4)
Operating margin	(4.2)	(8.3)	4.1

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	September Year to Date
					Constant
					Currency
	2011	2010	Change		Change
OCG
Revenue from services (including fee-based income)	$222.9	$179.8	24.0%		22.6%
Fee-based income	28.7	18.3	57.0		50.8
Gross profit	62.1	42.4	46.7		43.3
SG&A expenses excluding restructuring charges	65.5	56.8	15.4
Restructuring charges	—	0.1	(100.0)
Total SG&A expenses	65.5	56.9	15.3		11.7
Earnings from operations	(3.4)	(14.5)	76.1
Earnings from operations excluding restructuring charges	(3.4)	(14.4)	76.0

Gross profit rate	27.8%	23.5%	4.3	pts.
Expense rates (excluding restructuring charges):
% of revenue	29.4	31.6	(2.2)
% of gross profit	105.6	134.3	(28.7)
Operating margin (excluding restructuring charges)	(1.6)	(8.1)	6.5

Corporate Expense
SG&A expenses excluding restructuring charges	$58.0	$54.7	5.9%
Restructuring charges	—	3.6	(100.0)
Total SG&A expenses	58.0	58.3	(0.6)

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$4,154.7	$3,624.5	14.6%		11.2%
Fee-based income	104.2	73.0	43.1		34.9
Gross profit	666.9	578.1	15.4		11.4
SG&A expenses excluding restructuring charges	619.1	548.2	12.9
Restructuring charges	2.8	7.2	(61.7)
Total SG&A expenses	621.9	555.4	12.0		8.0
Asset impairments	—	1.5	(100.0)
Earnings from operations	45.0	21.2	112.3
Earnings from operations excluding restructuring charges	47.8	28.4	67.9

Gross profit rate	16.1%	16.0%	0.1	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.9	15.1	(0.2)
% of gross profit	92.8	94.8	(2.0)
Operating margin (excluding restructuring charges)	1.2	0.8	0.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	October 2,	January 2,	October 3,
	2011	2011	2010
Current Assets
Cash and equivalents	$73.5	$80.5	$87.2
Trade accounts receivable, less allowances of $13.7, $12.3 and $13.0, respectively	939.9	810.9	831.3
Prepaid expenses and other current assets	53.7	44.8	54.7
Deferred taxes	27.0	22.4	25.5

Total current assets	1,094.1	958.6	998.7

Property and Equipment, Net	91.6	104.0	107.2

Noncurrent Deferred Taxes	89.6	84.0	80.4

Goodwill, Net	67.3	67.3	67.3

Other Assets	145.6	154.5	147.3

Total Assets	$1,488.2	$1,368.4	$1,400.9

Current Liabilities
Short-term borrowings and current portion of long-term debt	$79.0	$78.8	$68.3
Accounts payable and accrued liabilities	227.7	181.6	167.6
Accrued payroll and related taxes	283.0	243.3	273.0
Accrued insurance	31.4	31.3	23.8
Income and other taxes	60.0	56.0	56.6

Total current liabilities	681.1	591.0	589.3

Noncurrent Liabilities
Long-term debt	—	—	52.7
Accrued insurance	53.7	53.6	56.3
Accrued retirement benefits	82.8	85.4	79.0
Other long-term liabilities	13.6	14.6	15.3

Total noncurrent liabilities	150.1	153.6	203.3

Stockholders’ Equity
Common stock	40.1	40.1	40.1
Treasury stock	(68.6)	(70.9)	(71.2)
Paid-in capital	29.3	28.0	27.5
Earnings invested in the business	635.3	597.6	583.0
Accumulated other comprehensive income	20.9	29.0	28.9

Total stockholders’ equity	657.0	623.8	608.3

Total Liabilities and Stockholders’ Equity	$1,488.2	$1,368.4	$1,400.9

STATISTICS:
Working Capital	$413.0	$367.6	$409.4
Current Ratio	1.6	1.6	1.7
Debt-to-capital %	10.7%	11.2%	16.6%
Global Days Sales Outstanding	52	49	52

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED OCTOBER 2, 2011 AND OCTOBER 3, 2010
(UNAUDITED)
(In millions of dollars)

	2011	2010

Cash flows from operating activities
Net earnings	$39.6	$11.5
Noncash adjustments:
Impairment of assets	—	1.5
Depreciation and amortization	23.9	26.5
Provision for bad debts	3.5	1.0
Stock-based compensation	3.5	2.2
Other, net	(1.5)	1.0
Changes in operating assets and liabilities	(63.4)	(43.6)

Net cash from operating activities	5.6	0.1

Cash flows from investing activities
Capital expenditures	(10.0)	(5.9)
Settlement of forward exchange contracts	0.7	—
Other investing activities	0.3	0.5

Net cash from investing activities	(9.0)	(5.4)

Cash flows from financing activities
Net change in short-term borrowings	61.9	(12.8)
Repayment of debt	(62.9)	(7.3)
Dividend payments	(1.9)	—
Sale of stock and other financing activities	(1.0)	24.3

Net cash from financing activities	(3.9)	4.2

Effect of exchange rates on cash and equivalents	0.3	(0.6)

Net change in cash and equivalents	(7.0)	(1.7)
Cash and equivalents at beginning of period	80.5	88.9

Cash and equivalents at end of period	$73.5	$87.2

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Third Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2011	2010	US$	Currency

Americas
United States	$858.6	$811.3	5.8%	5.8%
Canada	66.0	56.7	16.3	9.8
Mexico	27.1	25.2	7.7	4.0
Puerto Rico	24.5	21.7	13.3	13.3

Total Americas	976.2	914.9	6.7	6.2

EMEA
France	76.6	71.3	7.5	(1.4)
Switzerland	68.3	47.9	42.4	13.9
Russia	36.4	26.8	36.4	30.4
United Kingdom	30.9	33.8	(8.3)	(11.5)
Portugal	22.8	21.3	6.9	(1.9)
Germany	21.4	18.1	18.3	8.5
Norway	18.3	15.1	21.2	8.5
Italy	18.2	14.7	23.2	13.4
Other	21.7	20.8	4.5	(4.5)

Total EMEA	314.6	269.8	16.6	4.9

APAC
Australia	36.8	31.9	15.3	(0.1)
Singapore	26.2	21.7	20.8	9.6
Malaysia	18.1	16.5	9.5	5.1
India	18.0	15.5	15.6	14.2
Other	19.9	14.4	38.2	23.9

Total APAC	119.0	100.0	18.9	8.5

Total Kelly Services, Inc.	$1,409.8	$1,284.7	9.7%	6.1%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	September Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2011	2010	US$	Currency

Americas
United States	$2,561.6	$2,292.3	11.7%	11.7%
Canada	186.8	162.8	14.7	8.3
Mexico	79.8	66.1	20.8	14.4
Puerto Rico	70.7	55.6	27.2	27.2

Total Americas	2,898.9	2,576.8	12.5	11.9

EMEA
France	224.7	206.2	9.0	1.7
Switzerland	177.8	120.0	48.1	20.9
Russia	108.4	75.5	43.7	36.5
United Kingdom	92.5	105.6	(12.4)	(16.8)
Portugal	66.1	58.8	12.5	4.8
Germany	62.7	50.6	23.8	15.6
Italy	53.3	46.1	15.5	7.6
Norway	50.9	43.1	18.1	7.4
Other	67.4	56.9	18.6	10.0

Total EMEA	903.8	762.8	18.5	8.1

APAC
Australia	110.3	88.2	25.1	8.3
Singapore	78.6	60.2	30.6	17.8
Malaysia	54.5	47.4	15.0	7.2
India	53.1	44.4	19.6	17.7
Other	55.5	44.7	24.0	13.1

Total APAC	352.0	284.9	23.5	12.3

Total Kelly Services, Inc.	$4,154.7	$3,624.5	14.6%	11.2%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	Third Quarter		September Year to Date
	2011	2010	2011	2010

Pretax earnings from operations	$22.1	$14.3	$45.0	$21.2

Restructuring charges (Note 1)	(0.6)	2.8	2.8	7.2
Asset impairments (Note 2)	—	—	—	1.5

Earnings from operations excluding restructuring and asset impairment charges	$21.5	$17.1	$47.8	$29.9

	Third Quarter
	2011		2010
	Amount	Per Share	Amount	Per Share

Earnings from continuing operations, net of taxes	$19.7	$0.52	$9.6	$0.26

Restructuring charges, net of taxes (Note 1)	(0.6)	(0.02)	1.8	0.05

Earnings from continuing operations excluding restructuring charges, net of taxes	$19.1	$0.51	$11.4	$0.31

	September Year to Date
	2011		2010
	Amount	Per Share	Amount	Per Share

Earnings from continuing operations, net of taxes	$40.8	$1.09	$11.5	$0.32

Restructuring charges, net of taxes (Note 1)	2.8	0.07	5.4	0.15
Asset impairments, net of taxes (Note 2)	—	—	1.2	0.03

Earnings from continuing operations excluding restructuring and asset impairment charges, net of taxes	$43.6	$1.16	$18.1	$0.50

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring and impairment charges is useful to understand the Company’s fiscal 2011 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company’s financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company’s financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
(1) In 2010, restructuring costs related primarily to severance and lease termination costs for branches in the EMEA and APAC Commercial segments that were in the process of closure at the end of 2009, as well as severance costs related to the corporate headquarters. In 2011, restructuring costs relate primarily to revisions of the estimated lease termination costs for EMEA Commercial branches that closed in prior years.
(2) Asset impairment charges relate to the write-off of incomplete software projects in Europe.